      As filed with the Securities and Exchange Commission on 24 March 2004

                                           Registration No.
                                                          ----------------------


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   23-1274455
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

           7201 Hamilton Boulevard, Allentown, Pennsylvania 18195-1501
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

  Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan
--------------------------------------------------------------------------------
                            (Full Title of the Plan)

         W. Douglas Brown, Vice President, General Counsel and Secretary
    Air Products and Chemicals, Inc., 7201 Hamilton Boulevard, Allentown, PA
                                   18195-1501
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  610-481-4911
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

                                                                               Proposed
                                                      Proposed                 maximum
Title of securities         Amount to be              maximum offering         aggregate offering        Amount of
to be registered            registered                price per share          price                     registration fee(1)
Common Stock,
par value $1                11,880,000                $47.86                   $568,576,800              $72,038.68

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(1) The registration fee with respect to these shares has been computed in accordance with paragraphs (c) and (h) of Rule 457, based upon the average of the reported high and low sale prices of shares of Common Stock on 18 March 2004 (i.e., $47.86 per share).

Air Products and Chemicals, Inc. (the "Company"), by the filing of this Registration Statement, hereby registers additional shares of common stock of the Company for offer and sale pursuant to the Retirement Savings and Stock Ownership Plan (the "Plan"), together with additional interests to be offered and sold pursuant to the Plan. These are securities of the same class as the securities registered for offer and sale pursuant to the Plan under the Registration Statements on Form S-8 referenced below, the contents of which are incorporated herein by reference:

                NUMBER                            DATE FILED
              033-31195                        October 12, 1989

ITEM 8. EXHIBITS.

            23.   Consent of KPMG LLP

            23A. Consents of Arthur Andersen LLP (omitted pursuant to Rule 437a as described in the Exhibit Index for the Registration Statement)

            24.   Power of Attorney

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, Commonwealth of Pennsylvania, on this 24th day of March 2004.

                                      AIR PRODUCTS AND CHEMICALS, INC.
                                       (Registrant)


                                      By:  /s/ W. Douglas Brown
                                           -----------------------------------
                                                W. Douglas Brown*
                                                Vice President, General Counsel
                                                and Secretary

-----------------
* W. Douglas Brown, Vice President, General Counsel and Secretary, by signing his name hereto, signs this Registration Statement on behalf of the registrant and, for each of the persons indicated by asterisk on pages 3, 4, and 5 hereof, pursuant to a power of attorney duly executed by such persons which is filed with the Securities and Exchange Commission herewith.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                SIGNATURE                                   TITLE                                    DATE
                ---------                                   -----                                    ----
                                           Director, Chairman of the Board,                      24 March 2004
                                           President, and Chief Executive Officer
        /s/ John P. Jones III              (Principal Executive Officer)
------------------------------------
          John P. Jones III
                                                                                                 24 March 2004
                                           Vice President and Chief
          /s/ Paul E. Huck                 Financial Officer (Principal Financial
------------------------------------       Officer and Accounting Officer)
            Paul E. Huck

                                                                                                 24 March 2004
                  *                                       Director
------------------------------------
           Mario L. Baeza

                                                          Director                               24 March 2004
                  *
------------------------------------
         Michael J. Donahue

                                                          Director                               24 March 2004
                  *
------------------------------------
         Ursula F. Fairbairn

                                                          Director                               24 March 2004
                  *
------------------------------------
           W. Douglas Ford

                                                          Director                               24 March 2004
                  *
------------------------------------
        Edward E. Hagenlocker

                                                          Director                               24 March 2004
                  *
------------------------------------
          James F. Hardymon

                                                          Director                               24 March 2004
                  *
------------------------------------
           Terrence Murray

                SIGNATURE                                   TITLE                                    DATE
                                                          Director                               24 March 2004
                  *
------------------------------------
           Paula G. Rosput

                                                          Director                               24 March 2004
                  *
------------------------------------
         Lawrason D. Thomas


      The Plan. Pursuant to the requirements of the Securities Act of 1933, the Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, Commonwealth of Pennsylvania, on 24 March 2004.

                              AIR PRODUCTS AND CHEMICALS, INC.
                              RETIREMENT SAVINGS AND STOCK
                              OWNERSHIP PLAN
                              (The Plan)


                              By /s/ W. D Brown
                                 ---------------
                                       W. D. Brown

                              Employee Benefit Plans Committee Chairman
                                       and Member

                              By /s/ L. K. Stewart
                                 -----------------------------------------------
                                       L. K. Stewart
                              Employee Benefit Plans Committee Member

                              By /s/ J. P. Jones III
                                 -----------------------------------------------
                                       J. P. Jones III
                              Employee Benefit Plans Committee Member

                              By /s/ L. C. Minella
                                 -----------------------------------------------
                                       L. C. Minella
                              Employee Benefit Plans Committee Member

                                  EXHIBIT INDEX


23.   Consent of KPMG LLP

23A. Consent of Arthur Andersen LLP (omitted pursuant to rule 437a as described in the Exhibit)

24.   Power of Attorney

No opinion of counsel is being filed because the Common Stock to be distributed in connection with the Plan will not constitute original issuance shares; further, no opinion is being furnished with respect to ERISA compliance because the Company has submitted the Plan to the Internal Revenue Service (the "IRS") in a timely manner and has received a favorable determination letter from the IRS dated 20 August 2003, finding that the Plan is qualified under section 401 of the Internal Revenue Code.